UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2007

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28238	54-1521616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

516 Herndon Parkway, Suite A, Herndon, Virginia 20170
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (703) 464-5495

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

On August 6, 2007, the Company filed a Form 8-K regarding the closing of a private placement of its securities.  The purpose of this Form 8-K/A is to amend and restate certain disclosure in such Form 8-K related to thereto.

Section 3 – Securities and Trading Markets

Item 3.02

Unregistered Sales of Equity Securities

On August 6, 2007, Guardian Technologies International, Inc. (the “Company”), closed on a financing in which it sold an aggregate of 23.5 units of securities (the “Units”) to six accredited investors, each Unit consisting of 125,000 shares of common stock, $.001 par value per share (the “Common Stock”), 125,000 Class F Common Stock Purchase Warrants (“Class F Warrants”), and 125,000 Class G Common Stock Purchase Warrants (the “Class G Warrants”) for a purchase price per Unit of $100,000. Accordingly, in connection with such financing, the Company issued and sold an aggregate of 2,937,500 shares of Common Stock, 2,937,500 Class F Warrants, and 2,937,500 Class G Warrants.  The Company received gross proceeds in the financing of approximately $2,350,000.  Also, the Company received a subscription from one of such investors for an additional six Units which subscription is conditioned upon, and will be due within 10 days of, the execution of an agreement by the Company with an investment bank related to a financing.

Each Class F Warrant entitles the holder to purchase one share of Common Stock at a price of $0.80 per share.  The Class F Warrants are exercisable for a period of three years from the date of issuance, contain a cashless exercise provision, and contain certain anti-dilution and other customary provisions. Each Class G Warrant entitles the holder to purchase one share of Common Stock at a price of $1.75 per share.  The Class G Warrants are exercisable for a period of five years from the date of issuance and contain certain anti-dilution and other customary provisions. The Class G Warrants may be redeemed by the Company at any time at a price of $.001 per warrant if, for ten consecutive trading days, the closing bid or sale price of the Company’s Common Stock equals or exceeds $5.00.

The Units, and the Common Stock, Class F Warrants and Class G Warrants included in the Units, were issued to accredited investors in reliance upon the exemption from the registration requirements set forth in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder.  The Company proposes to use the proceeds of the financing for general working capital purposes.

Section 8 – Other Events

Section 9 – Financial Statements and Exhibit

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits.

10.1

Form of Subscription Agreement, incorporated herein by reference to Exhibit 10.1 to the Form 8-

K filed August 6, 2007.

10.2

Form of Class F Common Stock Purchase Warrant, incorporated herein by reference to Exhibit 10.2 to the Form 8-K filed August 6, 2007.

10.3

Form of Class G Common Stock Purchase Warrant, incorporated herein by reference to Exhibit 10.3 to the Form 8-K filed August 6, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
Date: November 12, 2007	By: /s/ Michael W. Trudnak Michael W. Trudnak Chief Executive Officer

28309055.133

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